UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019

Brunswick Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share 6.500% Senior Notes due 2048 6.625% Senior Notes due 2049 6.375% Senior Notes due 2049	BC BC-A BC-B BC-C	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Principles and Practices of the Board of Directors (the “Board”) of Brunswick Corporation provide that directors must retire from the Board at the first annual meeting of shareholders following their 75th birthday. In accordance with this policy, on May 8, 2019, the date of the 2019 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), the Board accepted Ralph C. Stayer's resignation as a director of the Company, effective immediately. Mr. Stayer's resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Nolan D. Archibald did not stand for re-election to the Board at the Annual Meeting in accordance with the same policy.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, David C. Everitt, Lauren Patricia Flaherty, Joseph W. McClanathan, and Roger J. Wood were elected as directors of the Company for terms expiring at the 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The number of shares voted with respect to these directors were:

Nominee	For	Against	Abstain	Broker Non-votes
David C. Everitt	72,676,668	696,914	192,873	4,464,180
Lauren Patricia Flaherty	72,978,074	392,027	196,354	4,464,180
Joseph W. McClanathan	72,931,694	437,842	196,919	4,464,180
Roger J. Wood	72,985,494	389,671	191,290	4,464,180

At the Annual Meeting, shareholders approved a non-binding advisory resolution approving the compensation of the Company's named executive officers pursuant to the following vote:

Number of Shares
For	69,805,020
Against	3,534,909
Abstain	226,526
Broker Non-votes	4,464,180

At the Annual Meeting, shareholders ratified the Audit Committee's selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019 pursuant to the following vote:

Number of Shares
For	77,286,065
Against	551,515
Abstain	193,055
Broker Non-votes	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: May 13, 2019	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Vice President, General Counsel, and Secretary